Exhibit 10.1

AMENDMENT ONE TO SECURITIES PURCHASE AGREEMENT

This Amendment One to Securities Purchase Agreement (this “Amendment”) is made as of March 16, 2015 (the “Effective Date”), by and between Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), and the undersigned investors (the “Investors”).

WHEREAS, the Company previous entered into that certain Securities Purchase Agreement (the “Agreement”), dated October 8, 2014, by and between the Company and the each purchaser identified on the signature pages thereto (the “Purchasers”).

WHEREAS, Section 5.5 of the Agreement provides that no provision of the Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who purchased at least 67% in interest of the Securities (as defined in the Agreement) based on the initial Subscription Amounts (as defined in the Agreement).

WHEREAS, the Investors represent at least 67% in interest of the Securities based on the initial Subscription Amounts.

WHEREAS, the Company and the Investors desire to amend the Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

AMENDMENTS:

A.	Section 4.13(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“4.13   Subsequent Equity Sales.

 (a)      From the date hereof until seventy five (75) days after the Stockholder Approval Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents, provided however, the Company may sell shares of Common Stock via use of its “At The Market” offering facility with Cowen & Company LLC prior to seventy five days after the Stockholder Approval Date.”

GENERAL TERMS:

1	This Amendment shall enter into force as of the Effective Date.

2	All capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

3	Except as otherwise expressly provided herein, the Agreement shall otherwise remain in full force and effect.

4	This Amendment, together with the Agreement (to the extent not amended hereby) and all exhibits thereto and references therein, constitute the entire agreement among the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the subject matter herein.

5	Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.

6	This Amendment may not be altered, amended or modified in any way unless done so in accordance with Section 5.5 of the Agreement.

7	This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument, and such counterparts may be delivered electronically by the parties.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

CYTORI THERAPEUTICS, INC.

By	/s/ Tiago Girao
Name: Tiago Girao
Title: CFO

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO AMENDMENT ONE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment One to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Initial Subscription Shares of Preferred Stock:

Percent of Initial Subscription Shares of Preferred Stock:	%